UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2010
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition.
     On November 4, 2010, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended October 3, 2010 and increasing its fourth quarter and full year 2010 total revenue and earnings per share guidance, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on November 5, 2010 to discuss its financial results for the quarter and updated fourth quarter and full year 2010 total revenue and earnings per share guidance, a transcript of which is furnished hereto as Exhibit 99.2.
     In the Press Release, GEO provided Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds from Operations for the fiscal quarter and thirty-nine weeks ended October 3, 2010 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
     Pro Forma Income from Continuing Operations is defined as income from continuing operations adjusted for net (income) loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid and proposal expenses, net of tax, Cornell-merger related expenses, net of tax, and loss on extinguishment of debt, net of tax, as set forth in Table 1 of the Press Release. GEO believes that Pro Forma Income from Continuing Operations is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Income From Continuing Operations in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.
     Adjusted EBITDA is defined as net income before net interest expense, income tax and depreciation and amortization, adjusted for net (income) loss attributable to non-controlling interests, discontinued operations, start-up/transition expenses, international bid and proposal expenses, Cornell-merger related expenses, and loss on extinguishment on debt as set forth in Table 3 of the Press Release. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.
     Adjusted Funds From Operations is defined as income from continuing operations excluding depreciation and amortization, income taxes, stock-based compensation, maintenance capital expenditures, equity in earnings of affiliates, net of income tax, amortization of debt costs and other non-cash interest, Cornell merger related expenses, and loss on extinguishment of debt as set forth in Table 4 of the Press Release. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.
     The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Safe-Harbor Statement
     This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues, costs, and cost synergies, GEO’s ability to maintain growth and strengthen contract relationships, and GEO’s ability to meet the increasing demand for correctional, detention, and residential treatment services, and long-term growth prospects in its industry. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Press Release include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 4, 2010 GEO’s financial results for the fiscal quarter ended October 3, 2010.
99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended October 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
November 9, 2010	By:	/s/ Brian R. Evans
Date	Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 4, 2010, announcing GEO’s financial results for the fiscal quarter ended October 3, 2010.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended October 3, 2010.